UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2025

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17 State Street, Suite 4000 New York City, New York	10004
(Address of registrant’s principal executive office)	(Zip code)

(212) 739-0727

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On September 5, 2025, Alternus Clean Energy, Inc. (the “Company”) effected a one-for-two hundred (1:200) reverse stock split of all issued and outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) effective as of 12:01 a.m. Eastern Time on September 5, 2025 (the “Reverse Stock Split”), vide a Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Alternus Clean Energy, Inc. (the “Certificate of Amendment”) filed with the Secretary of State of Delaware on September 2, 2025, and deemed effective on September 5, 2025 at 12:01 a.m. Eastern Time.

As previously disclosed in the Company’s Definitive Information Statement filed on April 14, 2025, the Company’s Board of Directors (the “Board”) and the holders of a majority of the Company’s voting capital stock approved by written consent in lieu of meetings executed on March 21, 2025 a proposal authorizing an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all issued and outstanding shares of the Common Stock at an exchange ratio ranging from one-for-two (1:2) to one-for-five hundred (1:500), with such reverse stock split to be effected at an exchange ratio and at such a date and time, if at all, as determined by the Board in its sole discretion. The Board subsequently determined to effect a 1:200 reverse stock split effective as of 12:01 a.m. Eastern Time on September 5, 2025 (the “Reverse Stock Split”).

As a result of the Reverse Stock Split, every two hundred (200) shares of issued and outstanding Common Stock combined into one (1) validly issued, fully paid and nonassessable share of Common Stock. The Reverse Stock Split uniformly affected all issued and outstanding shares of Common Stock and did not alter any stockholder’s percentage ownership interest in the Company, except to the extent of the Reverse Stock Split’ results in the fractional interests. No fractional shares were issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive fractional shares of Common Stock received an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the share price, representing the product of the average closing price of the Company’s common stock on the OTCQB Market for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split and the inverse of the Reverse Stock Split ratio. Proportional adjustments have also been made to the Company’s outstanding warrants, stock options, and convertible securities, as well as to the reserves available pursuant to the terms of the Company’s 2023 Equity Incentive Plan to reflect the Reverse Stock Split, in each case, in accordance with the terms thereof.

The Reverse Stock Split reduced the number of shares of Common Stock issued and outstanding from the earlier 138,056,533 to 690,282 shares of Common Stock. The number of authorized shares of Common Stock did not change by the Reverse Stock Split.

The Company’s transfer agent, Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company) (“Equiniti”) acted as the exchange agent for the reverse stock split. Instructions regarding the exchange of stock certificates, as applicable, were provided to stockholders of record as of September 4, 2025 by Equiniti. Stockholders who held their shares in brokerage accounts or “street name” were not required to take any action to effect the exchange of their shares.

The Common Stock started trading on a split-adjusted basis on the OTCQB Market at the market open on September 5, 2025. The trading symbol for the Common Stock remains “ALCE.” Following the Reverse Stock Split, the CUSIP for the Company’s Common Stock is 02157G 309.

The description of the Certificate of Amendment and the Reverse Stock Split is qualified in its entirety by reference to the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 3, 2025, the Company issued a press release announcing the Reverse Stock Split. The full text of the Company’s press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Alternus Clean Energy, Inc.
99.1	Press Release, dated as of September 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, including any information on the Company’s plans or future financial or operating performance and other statements that express the Company’s management’s expectations or estimates of future performance, constitute forward-looking statements. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Such statements are based on a number of estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the control of the Company. The Company cautions that such forward-looking statements involve known and unknown risks and other factors that may cause the actual financial results, performance or achievements of the Company to differ materially from the Company’s estimated future results, performance or achievements expressed or implied by the forward-looking statements. These statements should not be relied upon as representing the Company’s assessments of any date after the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors

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